VOYA SMARTDESIGN VARIABLE ANNUITY

issued by

Voya Insurance and Annuity Company

and its

Separate Account B

Supplement Dated February 5, 2018

This supplement updates and amends the information about the Market Value Adjustment that may be applied to early transfers or withdrawals associated with the Voya Guaranteed Account.

This supplement updates and amends your current prospectus and any subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. If you have any questions, please contact your financial representative or Customer Service at (800) 366-0066. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.

The Voya Guaranteed Account (the “Guaranteed Account”) is a fixed interest option available during the accumulation phase of the Voya SmartDesign Variable Account (the “Contract”) issued by Voya Insurance and Annuity Company (“we” or “us”). The Guaranteed Account provides a means for you to earn specified guaranteed rates of interest for specific periods of time, called guaranteed terms. Each guaranteed terms offers a guaranteed interest rate for investments that remain in the Guaranteed Account for the duration of the specific guaranteed term. The guaranteed term establishes both the length of time for which we agree to credit a guaranteed interest rate and how long your investment must remain in the Guaranteed Account in order to receive the guaranteed interest rate. We guarantee both principal and interest if, and only if, your investment remains invested for the full guaranteed term. Amounts surrendered, withdrawn, transferred or applied to an annuity payment option, as applicable, (hereinafter referred to as a “Withdrawal(s)”) from the Guaranteed Account prior to the end of a guaranteed term may be subject to a Market Value Adjustment (“MVA”) which may result in an investment gain or loss.

Effective February 13, 2018 (the “Effective Date”), your Contract is endorsed or otherwise amended to limit any negative MVA that we may apply to a Withdrawal from the Guaranteed Account. More specifically, on and after the Effective Date, we will limit future negative MVAs that we may apply to any Withdrawals from the Guaranteed Account so that any such MVAs will not cause your applicable Guaranteed Account value to be less than the following “Floor Guarantee”:

•     100% of premiums or other amounts allocated to the Guaranteed Account, accumulated while so allocated with interest at an effective annual rate equal to the greater of (i) any guaranteed minimum interest rate (“GMIR”) applicable to the Guaranteed Account and (ii) 1.5%; minus

•     The amount of any Withdrawals from the Guaranteed Account (before applying any positive or negative MVAs); minus

•     Any applicable surrender charges.

If your Guaranteed Account value after application of any MVA or upon any Withdrawal not subject to an MVA is less than the Floor Guarantee, then we will reset your applicable Guaranteed Account value to equal the amount of your Floor Guarantee.

In applying any MVA, each amount allocated to the Guaranteed Account will be considered separately — i.e., amounts allocated at different points in time, and earning different rates for different guaranteed terms, will be considered separately. The Floor Guarantee has no impact on any positive MVAs that may apply to a Withdrawal from a guaranteed term.

Additionally, on the Effective Date the GMIR for the Guaranteed Account is increased to 1.5% if prior to the Effective Date the applicable GMIR was less than 1.5%.

As a result of the above-referenced endorsement or amendment to the Contract, on and after the Effective Date interests in the Guaranteed Account are no longer securities registered under the Securities Act of 1933.

Please refer to the February 2, 2018, supplement to the Voya Guaranteed Account prospectus for examples of the application of the Floor Guarantee in relation to any negative MVA on Withdrawals from the Guaranteed Account.

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